SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A
                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): March 1, 2005



                             YOUNG INNOVATIONS, INC.
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             (Exact name of registrant as specified in its charter)




                                    MISSOURI
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                 (State or other jurisdiction of incorporation)



              000-23213                                 43-1718931
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     (Commission File Number)            (I.R.S. Employer Identification Number)

13705 SHORELINE COURT EAST, EARTH CITY, MO               63045
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(Address of principal executive offices)              (Zip Code)




                                 (314) 344-0010
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


Explanatory Note:  Refiled to correct mistake in number of shares subject to options for Christine R. Boehning and Daniel J. Tarullo.

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          (a)     (i)      On March 1, 2005, the Compensation Committee of the
                           Board of Directors of Young Innovations, Inc. (the
                           "Company") approved the grant of options to the following executive officers:

                                                           Number of Shares
                                 Officer                  Subject to Option
                                 -------                  -----------------
                           Alfred E. Brennan, Jr.             112,500
                           Arthur L. Herbst, Jr.              112,500
                           Christine R. Boehning               30 000
                           Daniel J. Tarullo                   22,500


                           The options have an exercise price of $35.38 per share, are immediately vested and have a ten-year term.

                  (ii) On March 1, 2005, on the recommendation of the Compensation Committee, the Company's Board of Directors approved the following compensation arrangements for its non-employee directors:

                           (1) In lieu of the current arrangement of paying each non-employee director a fee of $1,000 per Board meeting attended and $500 per telephonic meeting and committee meeting attended, effective March 1, 2005, each non-employee director will receive (i) an annual retainer of $10,000, (ii) $750 per half day of service provided, and (iii) $1,500 per full day of service provided; and

                           (2) Each non-employee director, (Brian F. Bremer, Patrick J. Ferrillo, Jr. and Marc R. Sarni), was granted an option to purchase 5,000 shares of common stock of the Company at an exercise price of $35.38 per share. The options are immediately vested and have a ten year term.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 YOUNG INNOVATIONS, INC.


                                                 By: /s/ Christine Boehning
                                                     ---------------------------
                                                     Christine Boehning
                                                     Vice President and Chief
                                                     Financial Officer


Dated:  March 3, 2005